Dreyfus Balanced Fund, Inc.

ANNUAL REPORT August 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Fund, Inc., covering the 12-month period from September 1, 1998 through August 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Ramos.

The past 12 months have been highly volatile for stocks and bonds, which began the reporting period in the midst of a sharp correction caused primarily by the spread of the global financial crisis in overseas markets. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates. Their strategy apparently was effective, and the U.S. economy remained strong
through    the    remainder    of    the    reporting    period.

Because inflation is more likely to rise in a strong economy, the bond market generally declined during the first eight months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's
interest-rate    cuts.

These same economic conditions supported stock prices. Beginning in April, higher interest rates caused many previously out-of-favor market sectors to rally strongly. This helped narrow the valuation gap that had developed between
growth    and    value    stocks.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Balanced Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 14, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Ramos, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform  relative to its benchmark?

For the 12-month period ended August 31, 1999, Dreyfus Balanced Fund, Inc. produced a total return of 19.37%.(1) This compares with the return provided by the fund's Customized Blended Index (the "Index"), which produced a total return of 20.70% . The Standard & Poor' s 500 Composite Stock Price Index, which comprised 50% of the Index, had a total return of 39.81% for the 12 months ended August 31, 1999.(2) The Lehman Brothers Aggregate Bond Index, which comprised 40% of the Index, produced a total return of 0.80%.(3) The Merrill Lynch 3-Month U.S. Treasury Bill Index, which represented 10% of the Index, had a total return of 4.78%.(4)

We attribute this performance to the rapid recovery of global capital markets in the wake of last summer's decline, and to the broadening of market strength that occurred during the second half of the reporting period. Additionally, in March, we began to focus on stocks that were selling at what we believed were low and moderate valuations, a strategy that produced positive results for the fund.

What is the fund's investment approach?

On the equity side, the portfolio invests primarily in mid- and large-sized companies that we believe have above-average growth potential and are attractively valued relative to the S&P 500 Index. While our investment universe generally consists of companies with market capitalizations of $1 billion or greater, over the past six months we have shifted our concentration slightly in favor of stocks with market capitalizations of $5 billion or greater.

On the fixed-income side, the fund invests in a well-diversified mix of debt instruments including corporate bonds, mortgage-backed securities, asset-backed securities, U.S. Treasuries and U.S. government agency bonds, as well as
commercial    mortgage-backed    securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Effective September 15, 1999, the fund modified its allocation parameters of equity and fixed-income investments. The equity securities allocation range, which was previously 45% to 65%, is now 40% to 75%. The fixed-income allocation range, which was previously 25% to 55%, is now 25% to 60%. It is anticipated that the normal allocation will be approximately 60% (up from 50%) in equity investments and 40% in fixed-income investments. The fixed-income allocation will include cash and cash equivalents in light of the deletion of the specific cash and cash-equivalent allocation. Under adverse market conditions, the fund would continue to be permitted to invest up to 100% of its assets in cash and cash equivalents, including money market instruments.

As a result, going forward, the fund is changing its Customized Blended Index to one composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

We believe that this modification in asset allocation will provide the fund with greater portfolio flexibility and, thereby, put the fund in a potentially better
position    to    take    advantage    of    investment    opportunities.

What other factors influenced the fund's performance?

In many ways, the first and second halves of the fund's one-year reporting period experienced widely disparate equity market conditions. Many of the factors that held back the fund's performance during the first six months of the reporting period reversed themselves during the second six months, boosting the fund' s overall returns. Most significantly, in April, market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies, including smaller and value-oriented names.

The most notable events within the fixed-income markets during the period were two interest rate hikes initiated by the Federal Reserve Board in June and August, 1999. In a rising interest-rate environment, the strongest fixed-income gains were produced by the corporate bond sector, followed by mortgage-backed securities, asset-backed securities, U.S. government agency bonds and U.S. Treasuries.


The portfolio's strongest and most consistent gains stemmed from the technology sector, an area that we continued to emphasize throughout the period. In particular, we' ve enjoyed significant gains from our holdings in International Business Machines, Lexmark International Group, Cl.A., Sun Microsystems and Texas Instruments. The fund's second largest gains during the 12-month reporting period came from our healthcare stocks, with Biogen and Perkin-Elmer leading the pack.

On the other hand, the fund had several individual holdings that performed poorly due to company-specific reasons. Included in those laggards were Lockheed Martin, a leading diversified technology company, Beverly Enterprises, one of the country' s largest nursing home companies, and XL Capital, Cl.A., a Bermuda-based property and casualty insurance company.

Corporate bonds comprised 46% of our fixed-income portfolio as of August 31, which added significantly to the fund's overall returns. We received some of the strongest returns from bonds issued by economically sensitive companies, including energy, paper and forest product companies. In this area, Petroleum Geo-Services, Conoco and International Paper all contributed positively to performance. The fund also benefited from its continued reduction in commercial mortgage-backed securities, a move that was initiated last fall. On the other hand, several of our real estate investment trust (REIT) holdings disappointed due to their lack of liquidity.

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(4) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS CALCULATED USING BILLS THAT MATURE CLOSEST TO, BUT NOT BEYOND, 91 DAYS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund,
Inc. with the Standard & Poor's 500 Composite Stock Price Index, the Lehman
Brothers Aggregate Bond Index and a Customized Blended Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/99

                                                                                                 Inception

                                                             1 Year            5 Years           (9/30/92)
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          19.37%           13.18%             11.90%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

((+)(+))  SOURCE: LEHMAN BROTHERS.

((+)(+)(+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC., LEHMAN BROTHERS AND MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BALANCED FUND, INC. ON 9/30/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THREE DIFFERENT INDEXES: (1) THE CUSTOMIZED BLENDED INDEX (2) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND (3) THE LEHMAN BROTHERS AGGREGATE BOND INDEX, WHICH ARE DESCRIBED BELOW. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

DREYFUS BALANCED FUND, INC. SEEKS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME THROUGH INVESTMENT IN EQUITY AND DEBT SECURITIES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS CALCULATED USING BILLS THAT MATURE CLOSEST TO, BUT NOT BEYOND 91 DAYS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 50%, LEHMAN BROTHERS AGGREGATE BOND INDEX, 40%, AND MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX, 10%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




August 31, 1999

STATEMENT OF INVESTMENTS (STATEMENT OF INVESTMENTS

CONTINUED)

COMMON STOCKS--60.1%                                    Shares     Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--.6%

McGraw-Hill Cos.                                        16,000      827,000

Outdoor Systems                                          8,000 (a)  258,500

                                                                  1,085,500

CONSUMER DURABLES--1.9%

Black & Decker                                          17,900      941,988

Ford Motor                                              15,400      802,725

General Motors                                           8,500      562,062

Leggett & Platt                                         28,000      619,500

Newell Rubbermaid                                       14,500      594,500

                                                                  3,520,775

CONSUMER NON--DURABLES--2.8%

Anheuser-Busch Cos.                                     16,100    1,239,700

Clorox                                                  20,000      905,000

Kimberly-Clark                                          12,400      706,025

PepsiCo                                                 40,800    1,392,300

Philip Morris Cos.                                      29,800    1,115,637

                                                                  5,358,662

CONSUMER SERVICES--4.4%

American Tower, Cl. A                                   23,100      525,525

CBS                                                     20,000(a)   940,000

Carnival                                                31,500    1,407,656

Cendant                                                103,500(a) 1,856,531

Gannett                                                 17,000    1,154,937

Hilton Hotel                                            19,000      232,750

McDonald's                                              27,900    1,154,363

Time Warner                                             16,600      984,588

                                                                  8,256,350

ELECTRONIC TECHNOLOGY--9.2%

Apple Computer                                           2,400(a)   156,600

Applied Materials                                       10,000      710,625

Cabletron Systems                                       20,300(a)   341,294

Compaq Computer                                         18,000      417,375

Computer Sciences                                        8,600(a)   595,013

Ericsson (LM) Telephone, Cl. B, A.D.R.                  23,000      748,937

General Dynamics                                         8,000      504,000

Hewlett-Packard                                          9,800    1,032,675

Intel                                                   31,600    2,597,125

The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

International Business Machines                         21,000    2,615,812

Lexmark International Group, Cl. A                      13,300(a) 1,047,375

Motorola                                                11,600    1,070,100

NCR                                                     14,000      612,500

National Semiconductor                                   8,000(a)   225,500

Nortel Networks                                         20,000      821,250

Rockwell International                                   7,500      443,437

Sun Microsystems                                         6,000(a)   477,000

Teradyne                                                 9,000(a)   612,563

Texas Instruments                                       15,000    1,230,938

United Technologies                                     17,400    1,150,575

                                                                 17,410,694

ENERGY MINERALS--3.4%

Burlington Resources                                     7,000      292,687

Conoco, Cl. A                                           23,000      615,250

Exxon                                                   15,000    1,183,125

Mobil                                                    5,900      604,012

Royal Dutch Petroleum, A.D.R.                           34,700    2,147,063

Texaco                                                  19,500    1,238,250

USX-Marathon Group                                      13,000      404,625

                                                                  6,485,012

FINANCE--9.2%

American Express                                         5,300      728,750

American General                                         8,100      575,100

American International Group                            16,227    1,504,029

Associates First Capital, Cl. A                         16,900      579,881

Bank One                                                11,800      473,475

Bank of America                                         27,500    1,663,750

CIGNA                                                   13,800    1,239,412

Chase Manhattan                                         22,500    1,882,969

Citigroup                                               27,700    1,230,919

Federal Home Loan Mortgage                              23,700    1,220,550

Federal National Mortgage Association                   26,600    1,652,525

Fleet Financial Group                                   19,600      780,325

Household International                                 11,900      449,225

Morgan (J.P.)                                            5,100      658,856


COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley Dean Witter & Co.                        12,300    1,055,494

Wells Fargo                                             29,000    1,154,562

XL Capital, Cl. A                                        7,500      377,344

                                                                 17,227,166

HEALTH SERVICES--1.6%

Columbia/HCA Healthcare                                 75,800    1,866,575

Wellpoint Health Networks                               14,500(a) 1,056,688

                                                                  2,923,263

HEALTH TECHNOLOGY--3.6%

American Home Products                                   7,600      315,400

Bristol-Myers Squibb                                    16,900    1,189,338

Johnson & Johnson                                       12,100    1,237,225

Lilly (Eli)                                             21,000    1,567,125

Merck & Co.                                             20,400    1,370,625

Pharmacia & Upjohn                                      15,700      820,325

Warner-Lambert                                           5,000      331,250

                                                                  6,831,288

INDUSTRIAL SERVICES--.9%

Baker Hughes                                             7,500(a)   255,000

Schlumberger                                            20,900    1,395,075

                                                                  1,650,075

NON-ENERGY MINERALS--.2%

Alcoa                                                    5,000      322,813

PROCESS INDUSTRIES--1.1%

Dow Chemical                                            10,000    1,136,250

International Paper                                     13,000      611,813

Mead                                                     5,300      197,756

Rohm & Haas                                              5,600      209,300

                                                                  2,155,119

PRODUCER MANUFACTURING--6.8%

AlliedSignal                                            22,800    1,396,500

Emerson Electric                                        11,000      688,875

General Electric                                        36,000    4,043,250

Honeywell                                               13,200    1,498,200

Ingersoll-Rand                                           8,900      566,262

Masco                                                   47,200    1,336,350

                                                             The Fund

(STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Tyco International                                      24,200    2,451,763

Xerox                                                   16,700      797,425

                                                                 12,778,625

RETAIL TRADE--3.7%

Albertson's                                             21,176    1,015,125

Dayton Hudson                                           28,800    1,670,400

Federated Department Stores                             11,700(a)   538,200

Kroger                                                  31,800(a)   735,375

Lowes                                                    8,600      389,150

May Department Stores                                   27,600    1,078,125

Safeway                                                  9,800(a)   456,312

TJX Cos.                                                39,400    1,137,675

                                                                  7,020,362

TECHNOLOGY SERVICES--2.9%

BMC Software                                            10,100(a)   543,506

Computer Associates International                       18,000    1,017,000

Compuware                                               27,200(a)   821,100

Electronic Data Systems                                 20,000    1,122,500

Network Associates                                      21,000(a)   354,375

Oracle                                                  24,000(a)   876,000

Synopsys                                                12,300(a)   688,031

                                                                  5,422,512

TRANSPORTATION--.5%

AMR                                                     10,000(a)   586,250

Burlington Northern Santa Fe                            12,000      348,000

                                                                    934,250

UTILITIES--7.3%

AT&T                                                    37,400    1,683,000

Bell Atlantic                                           22,600    1,384,250

Coastal                                                 46,700    2,022,694

El Paso Energy                                           6,600      241,312

Enron                                                   16,000      670,000

GTE                                                     30,800    2,113,650

MCI WorldCom                                            26,300    1,992,225

Niagara Mohawk Power                                    15,000(a)   226,875

SBC Communications                                      34,400     1,651,200


COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sprint                                                  25,000     1,109,375

Texas Utilities                                         15,000       606,563

                                                                  13,701,144

TOTAL COMMON STOCKS

   (cost $95,281,471)                                            113,083,610

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Principal

BONDS AND NOTES--42.1%                                                                       Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--2.6%

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                           3,000,000         2,973,411

Sanwa Bank, Notes,

   8.35%, 7/15/2009                                                                           2,000,000         1,985,140

                                                                                                                4,958,551

BROADCASTING--1.4%

Scandinavian Brothers, Sub. Deb.,

   7%, 12/1/2004                                                                              2,000,000(b)      2,640,000

CHEMICALS--.8%

Conoco, Sr. Notes,

   6.95%, 4/15/2029                                                                           1,700,000         1,567,876

ENERGY--1.4%

Dual Drilling, Sr. Sub. Notes,

   9.875%,1/15/2004                                                                           2,650,000         2,705,388

FINANCE--1.1%

Pemex, Bonds,

   9.96%, 8/15/2009                                                                           2,000,000(b)      1,971,810

FOOD RETAILING--1.8%

Fred Meyer, Notes,

   7.375%, 3/1/2005                                                                           3,400,000         3,376,965

INDUSTRIAL--2.3%

ICI Wilmington, Notes,

   7.05%, 9/15/2007                                                                           1,500,000         1,450,184

International Paper, Deb.,

   6.875%, 4/15/2009                                                                          2,000,000         1,778,550

Saks, Deb.,

   8.25%, 11/15/2008                                                                          1,100,000         1,083,692

                                                                                                                4,312,426

INSURANCE--1.1%

Frank Russell, Notes,

   5.625%,1/15/2009                                                                           2,250,000(b)      2,006,604

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)         Value ($)
---------------------------------------------------------------------------------------------------------------------------------

OIL SERVICES--.8%

Petroleum Geo-Services, Sr. Notes,

   7.125%, 3/30/2028                                                                          1,700,000          1,494,371

REAL ESTATE--2.3%

Crescent Real Estate Trust, Notes,

   7.50%, 9/15/2007                                                                           5,000,000          4,343,260

TELECOMMUNICATIONS--2.3%

Airtouch Communications, Notes,                                                               3,000,000          2,892,870

  6.35%, 6/1/2005

Electric Lightwave, Notes,                                                                    1,500,000          1,440,347

   6.05%, 5/15/2004                                                                                              4,333,217

TRANSPORTATION--1.5%

American West Airlines, Pass-Through Ctfs.,

   Ser.1997,1C, 7.53%,1/2/2004                                                                2,860,462          2,834,474

OTHER--7.6%

GMAC Commerical Mortgage Securities,

  Asset Backed Ctfs.,

   Ser. 1996-Cl. E, 7.86%,9/15/2006                                                           4,000,000          3,780,000

NSCOR, Residential Mortgage Securities:

   Ser. 1997-11, B1, 7%, 8/25/2027                                                            3,931,128          3,702,455

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              342,944            306,682

   Ser. 1998-2, B2, 6.50%, 2/25/2028                                                            739,740            616,874

New York City Tax Lien,

  Collateralized Bonds,

   Ser. 1997-1, Cl. D, 6.90%, 5/25/2005                                                         759,655(b)         756,332

Residential Funding Mortgage Securities1,

  Pass-Through Ctfs.:

      Ser. 1998-S9, Cl. M2, 6.50%, 4/25/2013                                                  1,957,470          1,855,271

      Ser. 1998-S9, Cl. M3, 6.50%, 4/25/2013                                                    978,782            920,927

      Ser. 1996-s18, Cl. M3, 8%, 10/25/2026                                                   2,346,782          2,298,615

                                                                                                                14,237,156

U.S. GOVERNMENT & AGENCIES--15.1%

Federal Home Loan Mortgage Corp.,

  Real Estate Mortgage Investment Conduit,

   Ser. 1497, Cl. FF, 6.50%, 8/15/2021                                                        1,650,000          1,599,296

Federal National Mortgage Association:

  Notes:

      6.50%, 8/15/2004                                                                        1,750,000          1,745,163

      6.375%, 6/15/2009                                                                       8,500,000          8,228,604

   Real Estate Mortgage Investment Conduit,

      Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021                                                 3,985,841           4,038,952


                                                                                             Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)         Value ($)
---------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Bonds,

   5.25%, 11/15/2028                                                                          1,150,000            995,003

U.S. Treasury Notes:

   5%, 4/30/2001                                                                                750,000            741,720

   5.75%, 6/30/2001                                                                           5,000,000          4,998,650

   7.25%, 8/15/2004                                                                           1,000,000          1,051,970

   6%, 8/15/2009                                                                              4,967,000          4,974,152

                                                                                                                28,373,510

TOTAL BONDS AND NOTES

   (cost $80,791,057)                                                                                           79,155,608
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.3%
----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.71%, 11/18/1999                                                                            353,000(c)         349,382

   4.79%, 11/26/1999                                                                          4,069,000(c)       4,022,243

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,371,826)                                                                                             4,371,625
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $180,444,354)                                                            104.5%        196,610,843

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.5%)         (8,395,596)

NET ASSETS                                                                                       100.0%        188,215,247

(A)  NON-INCOME PRODUCING.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,1999, THESE SECURITIES AMOUNTED TO $7,374,746 OR APPROXIMATELY 3.9% OF NET ASSETS.

(C) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

August 31, 1999

                                                                                                Unrealized

                                                                           Market Value       Appreciation

                                                                                Covered      (Depreciation)

                                            Contracts  by Contracts ($)      Expiration    at 8/31/1999 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

5 year U.S. Treasury Notes                         33        3,561,937    December ' 99             (12,226)

20 year U.S. Treasury Bonds                        85        9,687,343    December ' 99               7,968

FINANCIAL FUTURES SHORT:

10 year U.S. Treasury Notes                       211       23,074,828    December ' 99              64,289

                                                                                                     60,031

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           180,444,354   196,610,843

Cash                                                                    168,839

Receivable for investment securities sold                             6,912,704

Interest and dividends receivable                                     1,264,936

Receivable for shares of Common Stock subscribed                         21,626

Receivable for futures variation margin--Note 4(a)                          264

Prepaid expenses                                                         16,409

                                                                    204,995,621
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,905

Payable for investment securities purchased                           8,344,092

Payable for shares of Common Stock redeemed                           8,289,317

Accrued expenses                                                         69,060

                                                                     16,780,374
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,215,247
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     154,340,340

Accumulated undistributed investment income--net                      1,598,768

Accumulated net realized gain (loss) on investments                  16,049,619

Accumulated net unrealized appreciation (depreciation)

  on investments (including $60,031 net unrealized

   appreciation on financial futures)--Note 4(b)                     16,226,520
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     188,215,247
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      11,397,606

NET ASSET VALUE, offering and redemption price per share ($)              16.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             7,530,425

Cash dividends (net of $17,456 foreign taxes withheld at source)     2,673,216

TOTAL INCOME                                                        10,203,641

EXPENSES:

Management fee--Note 3(a)                                            1,705,742

Shareholder servicing costs--Note 3(b)                                 815,216

Interest expense--Note 2                                                73,183

Custodian fees--Note 3(b)                                               38,018

Prospectus and shareholders' reports                                    37,746

Professional fees                                                       37,039

Directors' fees and expenses--Note 3(c)                                 24,801

Registration fees                                                       20,791

Loan commitment fees--Note 2                                             1,719

Miscellaneous                                                            9,401

TOTAL EXPENSES                                                       2,763,656

INVESTMENT INCOME--NET                                               7,439,985
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions (including foreign currency transactions)      13,484,904

   Short sale transactions                                              (1,044)

Net realized gain (loss) on forward currency exchange contracts         64,537

Net realized gain (loss) on financial futures                        2,045,421

NET REALIZED GAIN (LOSS)                                            15,593,818

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions

  (including $1,545,569 net unrealized appreciation

   on financial futures)                                            35,589,943

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              51,183,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                58,623,746

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             ----------------------------------

                                                     1999                1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         7,439,985          10,641,316

Net realized gain (loss) on investments       15,593,818          30,510,001

Net unrealized appreciation (depreciation)
   on investments                             35,589,943         (53,386,750)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  58,623,746         (12,235,433)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (8,501,407)          (9,883,286)

Net realized gain on investments             (20,122,668)         (41,779,620)

TOTAL DIVIDENDS                              (28,624,075)         (51,662,906)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                131,420,540           192,954,235

Dividends reinvested                          27,427,390            50,648,271

Cost of shares redeemed                     (360,153,223)         (167,442,602)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (201,305,293)           76,159,904

TOTAL INCREASE (DECREASE) IN NET ASSETS     (171,305,622)           12,261,565
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          359,520,869           347,259,304

END OF PERIOD                                188,215,247           359,520,869

Undistributed investment income--net           1,598,768             2,660,190
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    8,145,401            10,899,523

Shares issued for dividends reinvested         1,733,807             3,094,784

Shares redeemed                              (22,149,613)           (9,463,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING(12,270,405)            4,530,797

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Year Ended August 31,
                                                                    --------------------------------------------

                                                                 1999      1998       1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.19      18.15     15.13          15.61         13.72

Investment Operations:

Investment income--net                                            .87(a)     .47       .45            .51           .54

Net realized and unrealized

   gain (loss) on investments                                    1.98       (.88)     3.65            .29          1.99

Total from Investment Operations                                 2.85       (.41)     4.10            .80          2.53

Distributions:

Dividends from investment income--net                            (.45)      (.46)     (.44)          (.53)         (.51)

Dividends from net realized gain

   on investments                                               (1.08)     (2.09)     (.64)          (.75)         (.13)

Total Distributions                                             (1.53)     (2.55)    (1.08)         (1.28)         (.64)

Net asset value, end of period                                  16.51      15.19     18.15          15.13         15.61

TOTAL RETURN (%)                                                19.37      (2.99)    28.06           5.19         19.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                             .94        .91       .96           1.00          1.04

Ratio of interest expense to

   average net assets                                             .03         --        --             --            --

Ratio of net investment income

   to average net assets                                         2.62       2.76      2.71           3.37          3.99

Portfolio Turnover Rate                                        162.40     177.85    235.56         186.23         72.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         188,215    359,521   347,259        269,869       165,909

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
Investments     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   if   such   qualification   is   in  the

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 1999 was approximately $1,400,100, with a related weighted average annualized interest of 5.23%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended
August 31, 1999, the fund was charged $638,872 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $69,352 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 1999, the fund was charged $38,018 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) During the period ended August 31, 1999, the fund incurred total brokerage commissions of $571,669, of which $14,630 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Bank Corporation.

NOTE 4--Securities Transactions:

(A)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, financial futures and forward currency exchange contracts during the period ended August 31, 1999:

                                                                        PURCHASES ($)                                 SALES ($)
                                                                         --------------------------------------------------------

Long transactions. . . . . . . . . . . . . . . . . . .                   440,761,077                               630,152,932

Short sale transactions. . . . . . . . . . . . . . . .                       129,282                                   128,238

  TOTAL                                                                  440,890,359                               630,281,170

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissable liquid assets sufficient to cover its short position. At August 31, 1999, there were no securities sold short outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is
obligated    to    buy    or    sell    a    foreign    currency    at    a

specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At August 31, 1999, there were no open forward currency exchange contracts outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 1999 are set forth in the Statement of Financial Futures.

(B)  At  August 31, 1999, accumulated net unrealized appreciation on investments
and   financial   futures  was  $16,226,520,  consisting  of  $21,085,639  gross unrealized appreciation and $4,859,119 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments and financial futures, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

October 6, 1999



 IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.079 per share as a long-term capital gain distribution of the $1.199 per share paid on December 16, 1998.

The fund also designates 28.91% of the ordinary dividends paid during the fiscal year ended August 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Balanced Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  222AR998